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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                December 23, 2003
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
  (as Depositor with respect to the issuance of Sequoia Mortgage Trust 2003-7,
                       Mortgage Pass-Through Certificates)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  333-103634                 35-2170972
          --------                  ----------                 ----------
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Identification
     of Incorporation)                                               No.)

                         One Belvedere Place, Suite 330
                              Mill Valley, CA 94941
                              ---------------------
                    (Address of Principal Executive Offices)

                                 (415) 389-7373
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.           OTHER EVENTS

                  On November 1, 2003, Sequoia Residential Funding, Inc. (the "Depositor"), Wells Fargo Bank Minnesota, National Association (the "Master Servicer" and "Securities Administrator"), and HSBC Bank USA (the "Trustee") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), pursuant to which the Sequoia Mortgage Trust 2003-7 Mortgage Pass-Through Certificates in the approximate aggregate principal amount of $823,331,000 were issued. In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. ("RWT") and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement dated November 1, 2003 (the "Mortgage Loan Purchase Agreement"), pursuant to which RWT conveyed to the Depositor as of the initial closing on November 25, 2003, all of its interest in the Initial Mortgage Loans.

                  Also pursuant to the Mortgage Loan Purchase Agreement between RWT and the Depositor, RWT conveyed to the Depositor as of the Subsequent Transfer Date on December 23, 2003 (the "Subsequent Closing"), the Subsequent Mortgage Loans. A description of the Subsequent Mortgage Loan Collateral is attached hereto as Exhibit 99.1. The opinion as to federal income tax matters in connection with the Subsequent Closing is attached hereto as Exhibit 99.2.

ITEM 7(c).        EXHIBITS

                  99. 1        Description of the Subsequent Mortgage Loan
                               Collateral.

                  99.2 Opinion of Chapman and Cutler LLP, dated December 23, 2003, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2003-7 Mortgage Pass-Through Certificates and the Subsequent Closing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2003

                                               SEQUOIA RESIDENTIAL FUNDING, INC.

                                               By:   /s/ Harold F. Zagunis
                                                   -----------------------------
                                                   Harold F. Zagunis
                                                   Secretary

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                                  EXHIBIT INDEX

Exhibit Number

99.1     Description of Subsequent Mortgage Loan Collateral.

99.2 Opinion of Chapman and Cutler LLP, dated December 23, 2003, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2003-7 Mortgage Pass-Through Certificates and the Subsequent Closing.